Short-term Investments	12 Months Ended
Dec. 31, 2017
Disclosure Of Short-term Investments [Abstract]
Disclosure of investments other than investments accounted for using equity method [text block]
4.	Short-term Investments

Short-term investments, which consist primarily of investments in Banker’s Acceptances and Guaranteed Investment Certificates, are investments with maturities of more than three months and less than one year from the date of purchase. At December 31, 2017, short-term investments had a carrying value of $31,000, earning income at a rate of 0.60% (December 31, 2016 - $28,000, earning income at a rate of 0.60%). The carrying values of short-term investments approximate their fair values due to the relatively short period to maturity.